UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2014

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On August 7, 2014, Auxilium Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2014. The full text of such press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

As previously announced, the Company will conduct a conference call today, Wednesday, August 7, 2014 at 8:30 a.m. ET to discuss second quarter 2014 results.  The presentation slides to be used during the call will be available on the “Investors” section of the Company’s web site (http://www.auxilium.com) under the “Presentations” tab beginning at 8:30 a.m. ET on Thursday, August 7, 2014.  A web cast of the conference call and the presentation slides will be available on the “For Investors” section of the Company’s web site under the “Events” tab beginning at 8:30 a.m. ET on Thursday, August 7, 2014.  The information contained in, or that can be accessed through the Company’s web site, is not a part of this filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

The following press release is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 2.02 and shall not be deemed to be “filed”:

99.1                        Press Release dated August 7, 2014 issued by Auxilium Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: August 7, 2014	By:	/s/ James E. Fickenscher
James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 7, 2014 issued by Auxilium Pharmaceuticals, Inc.